UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2008

SERVICE CORPORATION INTERNATIONAL

(Exact name of registrant as specified in its charter)

Commission File Number 1-6402-1

Texas	74-1488375
(State or other jurisdiction of	(IRS Employer
Incorporation or organization)	Identification No.)

1929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 522-5141

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.

On October 7, 2008, Service Corporation International (NYSE: SCI -“SCI”) issued a press release announcing, among other things, that SCI has sent a letter to Stewart Enterprises, Inc. (NASDAQ: STEI - “Stewart”) withdrawing SCI’s previous proposal of $11 per share for the reasons discussed within the letter. The press release and letter are attached hereto as Exhibit 99.1.

The attached exhibit is not filed, but furnished to comply with Regulation FD. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	SCI Press Release dated October 7, 2008, including the SCI Letter to Stewart dated October 7, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2008

SERVICE CORPORATION INTERNATIONAL

	By:	/s/ Gregory T. Sangalis
Gregory T. Sangalis
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit 99.1	SCI Press Release dated October 7, 2008, including the SCI Letter to Stewart dated October 7, 2008.